 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 18, 2025

Date of Report (Date of Earliest Event Reported)

Commission File No. 000-29935

CROWN EQUITY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada, USA	33-0677140
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

11226 Pentland Downs, Las Vegas, NV 89141

(Address of principal executive offices) (Zip code)

Company’s telephone number, including area code: (702) 683-8946

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Engagement of New Independent Registered Public Accounting Firm

On December 18, 2025, the Board of Directors of the Company dismissed Bush & Associates CPA LLC as its independent registered accounting firm and on December 18, 2025 (the “Engagement Date”) engaged L J Soldinger Associates, LLC (“Soldinger”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025 to replace Bush & Associates CPA LLC (“Bush”). The decision to engage Soldinger as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors, following the dismissal of Bush.

Bush’s report on the Company’s financial statements for the fiscal years ended December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, nor were such financial statements qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2024, and through the interim period ended December 18, 2025, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with Bush on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the fiscal years ended December 31, 2024, and through the interim period ended December 18, 2025, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

The Company has provided Bush with a copy of this Form 8-K and requested that Bush provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements related to them made by the Company in this report.

During the two years ended December 31, 2024, and during the subsequent interim period through December 18, 2025, the Company did not consult with Soldinger about any of the matters set forth in Item 304(a)(2) of Regulation S-K.

The Company will submit a letter from Bush when available and file on a Form 8-K/A.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN EQUITY HOLDINGS, INC.
(Registrant)

Date: January 7, 2026	By:	/s/ Mike Zaman
	Name:	Mike Zaman
	Title:	CEO and President

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